Exhibit 99.1

Jaws Acquisition Corp. Announces the Separate Trading of its Class A Ordinary Shares

and Warrants Commencing July 6, 2020

Miami Beach, Florida, July 2, 2020— Jaws Acquisition Corp. (NYSE: JWS.U) (the “Company”) announced today that, commencing July 6, 2020, holders of the units sold in the Company’s initial public offering of 69,000,000 units, completed on May 18, 2020, may elect to separately trade the Class A ordinary shares and warrants included in the units. Those units not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “JWS.U,” and the Class A ordinary shares and warrants that are separated will trade on the NYSE under the symbols “JWS” and “JWS WS,” respectively. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. Credit Suisse Securities (USA) LLC acted as lead book-running manager for the offering. Morgan Stanley & Co. LLC and Citigroup Global Markets Inc. acted as book-running managers for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on May 13, 2020.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus. Copies of the prospectus may be obtained from Credit Suisse, Attn: Prospectus Department, Eleven Madison Avenue, 3rd Floor, New York, New York 10010, Telephone: 1-800-221-1037, Email: usa.prospectus@credit-suisse.com; Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, Second Floor, New York, New York 10014, email: prospectus@morganstanley.com; or Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, Telephone: 1-800-831-9146.

About Jaws Acquisition Corp.

Jaws Acquisition Corp., led by Chairman Barry S. Sternlicht and Chief Executive Officer Joseph L. Dowling, is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. While the Company will not be limited to a particular industry or geographic region in its identification and acquisition of a target company, it does not intend to pursue real estate, lodging or energy infrastructure assets.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Media inquiries:

Tom Johnson or Dan Scorpio

Abernathy MacGregor

(917) 747-6990/(646) 899-8118

tbj@abmac.com/dps@abmac.com